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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 30, 2003

NIC INC.
(Exact name of registrant as specified in its charter)

Colorado	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10540 South Ridgeview Road
Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99—Press release issued by NIC Inc. dated October 30, 2003, announcing 2003 third quarter earnings information, furnished solely for purposes of incorporation by reference to Items 9 and 12 herein.

ITEM 9. REGULATION FD DISCLOSURE

        On October 30, 2003, NIC Inc. issued a press release announcing 2003 third quarter earnings information. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this report on Form 8-K as Exhibit 99.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On October 30, 2003, NIC Inc. issued a press release announcing 2003 third quarter earnings information. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this report on Form 8-K as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.
Date: October 31, 2003	By:	/s/ STEPHEN M. KOVZAN Stephen M. Kovzan Vice President, Financial Operations Chief Accounting Officer

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
  ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES